Exhibit 99.906CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SENTINEL VARIABLE PRODUCTS TRUST

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.        The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: March 1, 2013

/s/ Christian W. Thwaites
Christian W. Thwaites
President and Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SENTINEL VARIABLE PRODUCTS TRUST

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.        The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: March 1, 2013

/s/ Thomas P. Malone
Thomas P. Malone
Vice President and Treasurer